UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110

Tampa, Florida 33612

(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 30, 2025, TuHURA Biosciences, Inc., a Nevada corporation (“TuHURA”), completed the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated December 11, 2024, as amended by that certain First Amendment to Agreement and Plan of Merger, dated May 5, 2025 (as amended, the “Merger Agreement”), by and among TuHURA, Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA (“Merger Sub I”), Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of TuHURA (“Merger Sub II”), Kineta, Inc., a Delaware corporation (“Kineta”), and Craig Philips, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Kineta. Pursuant to the terms of the Merger Agreement, among other things, (a) Merger Sub I merged with and into Kineta (the “First Merger”), with Kineta being the surviving corporation of the First Merger, also known as the “Surviving Entity” and (b) immediately following the First Merger, the Surviving Entity merged with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Mergers”), with Merger Sub II being the surviving company of the Second Merger.

TuHURA filed a Current Report on Form 8-K in connection with the Mergers on June 30, 2025 (the “Original Report”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to amend and supplement Item 9.01 of the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

•

Pursuant to General Instruction B.3 of Form 8-K, the consolidated balance sheets of the acquired company, Kineta, as of December 31, 2024 and 2023, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the years ended December 31, 2024 and 2023, and the related notes, are not required in the Original Report, as amended by this Amendment, because “substantially the same” financial statements were previously filed in TuHURA’s Registration Statement on Form S-4 (File No. 333-284787), initially filed on February 7, 2025, as amended, and declared effective by the Securities Exchange Commission on May 14, 2025.

•

The unaudited consolidated balance sheets of Kineta as of March 31, 2025 and December 31, 2024, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the three months ended March 31, 2025 and 2024, and the related notes, are attached as Exhibit 99.1 to this Amendment and incorporated by reference herein.

(b) Pro forma financial information.

The following unaudited pro forma financial information of TuHURA is attached as Exhibit 99.2 to this Amendment and incorporated by reference herein:

•

Unaudited Pro Forma Condensed Combined Balance Sheet for TuHURA as of March 31, 2025, on a pro forma basis as if the Mergers and TuHURA’s previously announced reverse merger with Kintara Therapeutics, Inc. that closed on October 18, 2024 (the “Kintara Merger”, and together with the Mergers, the “Transactions”) had been consummated on March 31, 2025.

•

Unaudited Pro Forma Condensed Combined Statements of Operations for TuHURA for the three months ended March 31, 2025, on a pro forma basis as if the Transactions had been consummated on March 31, 2025.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for TuHURA for the year ended December 31, 2024, on a pro forma basis as if the Transactions had been consummated on January 1, 2024.

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.

The following documents are filed herewith as exhibits to this Amendment:

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statements of Kineta, Inc. as of and for the three months ended March 31, 2025

99.2	Unaudited Pro Forma Condensed Combined Financial Information of TuHURA Biosciences, Inc. as of and for the three months ended March 31, 2025 and for the year ended December 31, 2024

104	Cover page interactive data file (embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date: August 12, 2025	By:	/s/ Dan Dearborn
	Name:	Dan Dearborn
	Title:	Chief Financial Officer